EXHIBIT 10.3

FIRST AMENDMENT TO
EMPLOYMENT AGREEMENT
This First Amendment to Employment Agreement (this “Amendment”) is entered into as of July 31, 2024, by and between Exact Sciences Corporation, a Delaware corporation (the “Company”), and Brian Baranick. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Employment Agreement (as defined below).
RECITALS
    A.    WHEREAS, the Company and Employee are Parties to that certain Employment Agreement entered into effective as of September 2, 2022 (the “Employment Agreement”); and
    B.    WHEREAS, the Parties desire to amend certain provisions of the Employment Agreement, as more particularly set forth herein.
AGREEMENT
    In consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties agree as follows:
1.Addition of Section 7.2(c). Section 7 of the Employment Agreement is hereby amended by adding the following new Section 7.2(c):
    “(c)    Separation from Service in connection with a Change in Control. If within four (4) months before or twelve (12) months after a Change in Control, Employee incurs a Separation from Service initiated by the Company (or a successor) without Cause or initiated by Employee for Good Reason, then subject to the conditions described in Section 7.3 below, the Company shall provide Employee the following payments and other benefits:
(i)(A) A lump-sum payment equal to eighteen (18) months of Employee’s then current Base Salary; and (B) any accrued but unpaid Base Salary as of the day of the Separation from Service.
(ii)To the extent not duplicative with any bonus policy, plan, or program that provides for a prorated bonus following a Separation from Service, a lump-sum cash payment equal to Employee’s Year-End Bonus, at target performance, for the year of the Separation from Service, prorated based on the number of days elapsed in the performance period corresponding to such Year-End Bonus through the date of the Separation from Service, divided by the number of days in such performance period.
(iii)A lump-sum cash payment equal to 150% of Employee’s Year-End Bonus, at target performance, for the year of Separation from Service.
(iv)A lump-sum cash payment that is equal to twelve (12) months of premium payments for COBRA coverage for health, dental, and vision coverage based on the Company-provided health, dental, and vision coverage in which the Employee and the Employee’s dependents are enrolled at the time of the Employee’s Separation from Service. This lump-sum cash payment may be used for any purpose, including but not limited to continuation coverage under COBRA.

(v)Ten Thousand Dollars ($10,000) towards the cost of an outplacement consulting package for Employee.
(vi)The cash payments described above will be made on the first payroll date that is on or that immediately follows the sixtieth (60th) day following the Separation from Service. If a Separation from Service covered by this Section 7.2(c) occurs prior to a Change in Control, then the installment payments referenced in Section 7.1 will commence thereunder, and the lump sum payment of any additional amount provided under this Section 7.2(c) will be made as soon as administratively practicable (not more than ten (10) days) after the date of the Change in Control, reduced by any amounts already provided under Section 7.1 in order to avoid duplication of benefits.”
2.Amendment and Ratification. Except as specifically amended hereby, all terms, conditions, covenants, representations, and warranties contained in the Employment Agreement shall remain in full force and effect and shall be binding upon the Parties.
3.Entire Agreement. The Employment Agreement, as amended hereby, together with the documents incorporated therein, constitute the entire agreement (and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings) between the Parties with respect to the subject matter thereof and hereof.
4.Counterparts. This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party.
5.Facsimile or .pdf Signature. This Amendment may be executed by facsimile or .pdf signature and a facsimile or .pdf signature shall constitute an original for all purposes.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

EXACT SCIENCES CORPORATION

By:
Name: Kevin Conroy
Title: CEO

EXECUTIVE

Jacob Orville
[SIGNATURE PAGE TO FIRST AMENDMENT TO EMPLOYMENT AGREEMENT]